Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2—Summary of significant accounting policies

Basis of presentation

On January 31, 2014, the Company acquired 100% of the outstanding shares of capital stock of e.l.f. Cosmetics, Inc. and its subsidiaries (the “Predecessor,” formerly known as J.A. Cosmetics, Inc., or “JACUS”), a developer and marketer of branded value-priced cosmetics, from J.A. Cosmetics Corporation, TSG5 L.P., a private equity fund, and its co-investors (together, the “Sellers”) (the “Acquisition”). The Acquisition was accounted for as a business combination in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”), and the resulting new basis of accounting is reflected in the Company’s consolidated financial statements for all periods beginning on or after January 31, 2014. As a result, financial information of the Predecessor and Successor periods have been prepared under two different bases of accounting and therefore are not comparable.

The accompanying consolidated financial statements of the Company include all the accounts of e.l.f. Beauty, Inc. and its subsidiaries for periods designated as “Successor” and relate to periods after the Acquisition. The Company had no operations from December 20, 2013 to the date of the Acquisition. The period from January 1, 2014 through January 31, 2014 relates to the period prior to the Acquisition, includes all the accounts of e.l.f. Cosmetics, Inc. and its subsidiaries, and is referred to herein as the “Predecessor 2014 Period.” The period from February 1, 2014 through December 31, 2014 is referred to as the “Successor 2014 Period.”

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and all intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments purchased with maturities of three months or less.

Accounts receivable

Trade receivables consist of uncollateralized, non-interest bearing customer obligations from transactions with retail customers, reduced by an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make payments. The allowance is based on the evaluation and aging of past due balances, specific exposures, historical trends and economic conditions. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible. Recoveries of receivables previously written off are recorded when received. As of December 31, 2015 and 2016, the Company recorded an allowance for doubtful accounts of $40,000 and $0.1 million, respectively. The Company recorded a sales allowance of $3.9 million and $11.9 million as of December 31, 2015 and 2016, respectively, which is also presented as a reduction to accounts receivable. The Company grants credit terms in the normal course of business to its customers. Trade credit is extended based upon an evaluation of each customer’s ability to perform its payment obligations.

Concentrations of credit risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents, foreign currency forward contracts and trade receivables. Although the Company deposits its cash with creditworthy financial institutions, its deposits, at times, may exceed federally insured limits. To date, the Company has not experienced any losses on its cash deposits. Foreign currency forward contracts are transacted with creditworthy financial institutions, and no collateral is required. The Company performs credit evaluations of its customers, and the risk with respect to trade receivables is further mitigated by the short duration of customer payment terms and the pedigree of the customer base.

During the Predecessor 2014 Period, the Successor 2014 Period, and the year ended December 31, 2016, two customers individually accounted for greater than 10% of the Company’s revenue. During the year ended December 31, 2015, three customers individually accounted for greater than 10% of the Company’s revenue, as disclosed below:

	Predecessor	Successor
	Period from	Period from
	January 1, 2014	February 1, 2014
	through	through	Year ended December 31,
	January 31, 2014	December 31, 2014	2015	2016
Customer A	30%	30%	28%	28%
Customer B	17%	19%	23%	30%
Customer C	*	*	10%	*

*	Customer comprised less than 10% of net revenue in the period.

Two customers individually accounted for greater than 10% of the Company’s accounts receivable at the end of the periods presented:

	December 31, 2015	December 31, 2016
Customer A	35%	42%
Customer B	21%	23%

Inventory

Inventory, consisting principally of finished goods, is stated at the lower of cost or market. Cost is principally determined by the first-in, first-out method. A provision is recorded to adjust inventory to its estimated realizable value when inventory is determined to be in excess of anticipated demand. In the Predecessor 2014 Period, the Successor 2014 Period, and the years ended December 31, 2015 and 2016, the Company incurred insignificant inventory write-downs.

Property and equipment

Property and equipment is stated at cost and is depreciated on a straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the useful lives of the assets. Repairs and maintenance expenditures are expensed as incurred.

Useful lives by major asset class are as follows:

Estimated
useful lives
Machinery, equipment and software	3-5 years
Leasehold improvements	5 years
Furniture and fixtures	2-5 years
Store fixtures	2-3 years

The Company evaluates events and changes in circumstances that could indicate carrying amounts of long-lived assets, including property and equipment, may not be recoverable. When such events or changes in circumstances occur, the Company assesses the recoverability of long-lived assets by determining whether or not the carrying value of such assets will be recovered through undiscounted future cash flows derived from their use and eventual disposition. If the sum of the undiscounted future cash flows is less than the carrying amount of an asset, the Company records an impairment loss for the amount by which the carrying amount of the assets exceeds its fair value. There were no impairment charges recorded in the Predecessor 2014 Period, the Successor 2014 Period or the years ended December 31, 2015 or 2016.

Goodwill and intangible assets

Goodwill represents the excess purchase price for the Acquisition over the fair value of the net assets acquired. As part of the Acquisition, the Company also acquired finite-lived intangible assets (customer relationships and favorable leases) and an indefinite-lived intangible asset (trademark).

Goodwill is not amortized but rather is reviewed annually for impairment, at the reporting unit level, or when there is evidence that events or changes in circumstances indicate that the Company’s carrying amount may not be recovered. When testing goodwill for impairment, the Company first performs an assessment of qualitative factors. If qualitative factors indicate that it is more likely than not that the fair value of the relevant reporting unit is less than its carrying amount, the Company tests goodwill for impairment at the reporting unit level using a two-step approach. In step one, the Company determines if the fair value of the reporting unit exceeds the unit’s carrying value. If step one indicates that the fair value of the reporting unit is less than its carrying value, the Company performs step two, determining the fair value of goodwill and, if the carrying value of goodwill exceeds its implied fair value, an impairment charge is recorded.

Historically the Company had a single reporting unit for the purpose of performing its goodwill impairment test. During the third quarter of 2015, the Company made structural and reporting changes to its internal organization. This reorganization aligned the internal management and functional support around the Company’s primary sales channels which report into the chief operating decision maker. These changes resulted in the identification of three reporting units that met the definition in ASC 350, Intangibles—Goodwill and Other, of components of the Company’s one operating segment: (i) retail customers, (ii) e.l.f. stores, and (iii) e-commerce. In accordance with ASC 350, on October 1, 2015, the Company reallocated the goodwill to the three reporting units using a relative fair value approach. As a result of the internal reorganization, the Company also performed a goodwill impairment test both immediately before and after this change in reporting units and concluded that no impairment existed.

Indefinite-lived intangible assets are not amortized but rather are tested for impairment annually, and impairment is recognized if the carrying amount exceeds the fair value of the intangible asset. The remaining useful life of the indefinite-lived intangible asset is evaluated each reporting period, and when the useful life is no longer considered to be indefinite, the intangible asset is amortized over its remaining useful life on a straight-line basis. Amortization of intangible assets with finite useful lives is computed on a straight-line basis over periods of three to 10 years. The determination of the estimated period of benefit is dependent upon the use and underlying characteristics of the intangible asset. The Company evaluates the recoverability of its intangible assets subject to amortization when facts and circumstances indicate that the carrying value of the asset may not be recoverable. If the carrying value of an intangible asset is not recoverable, impairment loss is measured as the amount by which the carrying value exceeds its estimated fair value.

Deferred initial public offering costs

Deferred offering costs, which primarily consist of direct incremental legal and accounting fees relating to the initial public offering, were capitalized and $8.4 million such costs were offset against proceeds from our initial public offering in September 2016. As of December 31, 2015, $1.2 million of offering costs were deferred in other assets on the consolidated balance sheets. No deferred offering costs were capitalized as of December 31, 2016.

Debt issuance costs

Debt issuance costs and lender fees were incurred for arranging the credit facilities from various financial institutions. For credit facilities consisting of both term and revolving debt, such costs are allocated to each sub-facility based upon the total borrowing capacity. For term debt, issuance costs are presented within the related long-term debt liability on the consolidated balance sheet and lender fees are presented as a direct deduction from the carrying amount. Both debt issuance costs and lender fees are amortized over the term of the related debt using the effective interest rate method. For revolving debt, issuance costs and lender fees are presented as a noncurrent asset and amortized over the term of the related debt on a straight-line basis.

Fair value of financial instruments

The carrying amounts of cash and cash equivalents, accounts receivable, and accounts payable and accrued expenses approximate their fair values due to the short-term nature of these items. The carrying amounts reported for bank debt approximate their fair values as the stated interest rates approximate market rates currently available to the Company for loans with similar terms. See Note 7—Fair value of financial instruments.

Segment reporting

Operating segments are components of an enterprise for which separate financial information is available that is evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Utilizing these criteria, the Company manages its business on the basis of one operating segment and one reportable segment. It is impracticable for the Company to provide revenue by product line.

During the Predecessor 2014 Period, the Successor 2014 Period and the years ended December 31, 2015 and 2016, net sales in the United States and outside of the United States were as follows (in thousands):

	Predecessor	Successor
	Period from	Period from
	January 1, 2014	February 1, 2014
	through	through	Year ended December 31,
	January 31, 2014	December 31, 2014	2015	2016
U.S.	$9,334	$122,317	$178,817	$210,236
International	476	12,817	12,596	19,331
Total net sales	$9,810	$135,134	$191,413	$229,567

As of December 31, 2015 and December 31, 2016, the Company had long-lived assets in the United States and outside of the United States as follows (in thousands):

	December 31, 2015	December 31, 2016
U.S.	$9,230	$16,757
International	624	394
Total long-lived assets	$9,854	$17,151

Revenue recognition

Revenue consists of sales of cosmetics through retail customers, e.l.f. stores and e-commerce channels. Sales are recognized when persuasive evidence of an arrangement exists, the product has shipped, title has passed, all risks and rewards of ownership have transferred, the sales price is fixed or determinable and collectability is reasonably assured. Delivery is considered to have occurred at the time the title and risk of loss passes to the customer.

For sales to retail customers, delivery is considered to have occurred at the time of shipment or the time of delivery depending upon the specific terms of the customer arrangement. For sales to e-commerce consumers, delivery is considered to have occurred at the time of delivery of merchandise to the customer.

Revenue from sales to consumers through e.l.f. stores is recognized at the time of purchase. Revenue recognized through e.l.f. store and e-commerce sales channels is recognized net of any taxes that are collected from consumers and subsequently remitted to governmental authorities, such as sales, use and value added taxes.

Provision for sales discounts, product returns, markdowns, shortages and price adjustments are recorded as revenue reductions. These revenue reductions are established by the Company based upon management’s best estimates at the time of sale. The Company regularly reviews and revises, when deemed necessary, its estimates of sales returns and other required reserves based primarily upon the historical rate of actual product returns and the duration of time between the original sale and return. These revenue reductions are reflected on the consolidated balance sheet as a sales allowance against accounts receivable.

A reconciliation of the beginning and ending amounts of sales allowances for the Predecessor 2014 Period, the Successor 2014 Period and the years ended December 31, 2015 and 2016 is as follows (in thousands):

Balance as of January 1, 2014 (Predecessor)	$2,411
Charges	306
Deductions	(1,092)
Balance as of January 31, 2014 (Predecessor)	1,625
Charges	6,408
Deductions	(6,068)
Balance as of December 31, 2014 (Successor)	1,965
Charges	13,903
Deductions	(12,002)
Balance as of December 31, 2015 (Successor)	3,866
Charges	24,427
Deductions	(16,366)
Balance as of December 31, 2016 (Successor)	$11,927

In the Predecessor 2014 Period, the Successor 2014 Period, and the years ended December 31, 2015 and 2016, the Company recorded $0.5 million, $4.0 million, $3.6 million and $1.4 million, respectively, of reimbursed shipping expenses from customers within revenues. The shipping and handling costs associated with product distribution were $0.9 million, $8.3 million, $12.6 million and $20.4 million in the Predecessor 2014 Period, the Successor 2014 Period and the years ended December 31, 2015 and 2016, respectively, and are included in selling, general and administrative expenses in the consolidated statements of operations.

Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

Future income tax benefits are recognized to the extent that realization of such benefits is more likely than not. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in its income tax provision.

Leases

The Company leases office space, warehouse and retail store locations, equipment and software. At the inception of each lease, the Company determines its classification as an operating or capital lease. Assets held under capital leases are included in property and equipment. Operating leases are expensed on a straight-line basis over the life of the lease, beginning on the date the Company takes possession of the leased asset.

Certain leases provide for rent abatements or scheduled increases in base rent. Rent expense is recognized on a straight-line basis over the lease term, which results in deferred rent payable being recognized on the consolidated balance sheet. As part of its lease agreements, the Company may receive construction allowances from landlords for tenant improvements. These leasehold improvements made by the Company are capitalized and amortized over the shorter of the lease term or five years. The construction allowances are recorded as deferred rent and amortized on a straight-line basis over the lease term as a reduction of rent expense.

Foreign currency

The functional currency of the Company’s foreign subsidiaries is the U.S. dollar. Transactions denominated in currencies other than the functional currency are recorded at exchange rates in effect on the date of the transaction. At the end of each reporting period, monetary assets and liabilities are remeasured to the functional currency using exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are remeasured at historical exchange rates. Transaction gains or losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in other income (expense), net in the consolidated statements of operations.

Derivative instruments

The Company is exposed to foreign exchange risk as it has contracts with suppliers in China for future purchases of inventories denominated in the Chinese renminbi (“RMB”). The Company has previously used derivative instruments, specifically forward contracts, to mitigate the impact of foreign currency fluctuations on a portion of its forecasted foreign currency exposures. These contracts are carried at their fair value either as an asset or liability on the consolidated balance sheet. The Company’s derivative contracts are not designated as hedge instruments, and changes in fair value of derivatives are recorded in other income (expense), net in the consolidated statements of operations. The Company does not enter into derivative contracts for speculative or trading purposes.

Stock-based compensation

Stock-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized on a straight-line basis over the requisite service period, which is generally the award’s vesting period. The Company estimates the fair value of employee stock-based payment awards subject to only a service condition on the date of grant using the Black-Scholes valuation model. The Black-Scholes model requires the use of highly subjective and complex assumptions, including the option’s expected term and the price volatility of the underlying stock.

The Company estimates the fair value of employee stock-based payment awards subject to both a market condition and the occurrence of a performance condition on the date of grant using a Monte Carlo simulation model that assumes the performance criteria will be met and the target payout levels will be achieved. Compensation expense for employee stock-based awards whose vesting is subject to the fulfillment of both a market condition and the occurrence of a performance condition is recognized on a graded-vesting basis at the time the achievement of the performance condition becomes probable.

Forfeitures were previously estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differed from those estimates. The Company early adopted ASU 2016-09 and beginning January 1, 2016, accounts for forfeitures as they occur. The Company recorded a cumulative-effect adjustment to retained earnings, which was not material, upon early adoption.

Advertising costs

Advertising costs, including promotions and print, are expensed as incurred or distributed. Advertising costs are included in selling, general, and administrative expenses in the accompanying consolidated statements of operations and amounted to approximately $0.2 million, $2.5 million, $3.9 million and $5.6 million in the Predecessor 2014 Period, the Successor 2014 Period, and the years ended December 31, 2015 and 2016, respectively.

Net income (loss) per common share

Basic net income (loss) per common share is computed using net income (loss) available to common stockholders divided by the weighted-average number of common shares outstanding during the period.

Diluted net income (loss) per share reflects the dilutive effects of stock options and restricted stock units outstanding during the period, to the extent such securities would not be anti-dilutive. During 2016, the Company issued unvested restricted stock in connection with the early exercise of certain employee stock options, as described in Note 13. Such restricted stock includes the right to receive non-forfeitable dividends or dividend equivalents and are considered participating securities, which require the Company to compute two-class EPS in periods of net income. Calculations of EPS under the two-class method exclude from the numerator any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities. The related participating securities are similarly excluded from the denominator.

Recent accounting pronouncements

The following table provides a brief description of recent accounting pronouncements that could have a material effect on the Company’s financial statements:

Standard	Description	Date of expected adoption/adoption	Effect on the financial statements or other significant matters
Standards that are not yet adopted
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)

The standard will replace existing revenue recognition standards and significantly expand the disclosure requirements for revenue arrangements. It may be adopted either retrospectively or on a modified retrospective basis to new contracts and existing contracts with remaining performance obligations as of the effective date.

January 1, 2018

The Company expects the standard to impact the methods used to reserve for discounts, refunds and other customer incentives, which may impact the timing of revenue recognition.

The Company is currently evaluating the alternative methods of adoption, as well as other possible impacts of the adoption of this standard on its consolidated financial statements.

ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date	In August 2015, the FASB issued ASU 2015-14, which deferred the effective date from annual periods beginning on or after December 15, 2016 to annual periods beginning on or after December 15, 2017.

ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing

ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedient

ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

In March, April, May and December 2016, the FASB issued ASU 2016-08, ASU 2016-10, ASU 2016-12 and ASU 2016-20, respectively. These standards provide supplemental adoption guidance and clarification to ASU 2014-09, and must be adopted concurrently with the adoption of ASU 2014-09.

ASU 2016-02, Leases (Topic 842)

The standard will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases (other than leases that meet the definition of a short-term lease). The liability will be equal to the present value of lease payments. The asset will be based on the liability, subject to adjustment, such as for initial direct costs. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model (e.g., certain definitions, such as initial direct costs, have been updated) and the new revenue recognition standard.

It requires a modified retrospective approach for all leases existing at, or entered into after, the date of initial application.

		January 1, 2019	The Company is currently evaluating the effect of the standard on its financial statements and related disclosures.
Standards that were adopted

ASU 2014-12, Compensation—Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period

The standard will require that a performance target in a share-based payment award that affects vesting and that can be achieved after the requisite service period is completed to be accounted for as a performance condition. Compensation cost would be recognized in the period in which it becomes probable that the performance target will be achieved, and the amount of compensation cost recognized should be based on the portion of the service period fulfilled. The standard may be adopted either prospectively or retrospectively as of the effective date.

January 1, 2016

The Company prospectively adopted this standard in the first quarter of 2016. The standard had no effect on the Company’s consolidated financial statements, as its historical practice complied with the new requirements.

ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

The standard simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows.

January 1, 2016

The Company early adopted this standard in the first quarter of 2016. The amendments were applied on a modified retrospective basis, except for amendments requiring recognition of excess tax benefits and deficiencies in the income statement, which was applied prospectively. The standard did not have a material effect on the Company’s consolidated financial statements.

ASU 2016-15, Classification of certain cash receipts and cash payments	The standard provides specific guidance intended to reduce diversity in practice around eight cash flow statement classification issues.	July 1, 2016

The Company early adopted this standard in the third quarter of 2016. The amendments were applied on a retrospective basis. The standard did not have any effect on the Company’s consolidated financial statements.